GA COMPUTER SCIENCES INC.

(A Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS

(Expressed in US Dollars)

July 31, 2006
(Unaudited)

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
PRO-FORMA CONSOLIDATED BALANCE SHEET
As of July 31, 2006
(Expressed in U.S. Dollars)
(Unaudited)

	GA		Pro-Forma
	Computer	Vitavea	Adjustments		Pro-Forma
	Sciences Inc.	AG	(Notes 1, 3 & 5)		Consolidated

ASSETS

Current Assets
Cash	$55,920	$46,035			$101,955
Receivables and other assets	-	83,459			83,459
Inventory	225	-			225
Deferred tax asset less valuation allowance	-	-			-

Total Current Assets	56,145	129,494			185,639

Office and other equipment	-	2,456			2,456
Intangible assets	1,111	26,931			28,042

Total Assets	$57,256	$158,881			$216,137

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$11,588	$183,362			$194,950
Accrued liabilities	1,549	93,199			94,748
Other liabilities	-	7,589			7,589
Note payable	75,000	-			75,000
Total Current Liabilities	88,137	284,150			372,287

Long-term loans	-	22,981			22,981

Total Liabilities	88,137	307,131			395,268

Stockholders’ Deficit
Common stock	73,775	68,350	34,050	a	107,825
			(68,350)	b

Additional paid-in-capital	19,600	1,244,485	(34,050)	a	1,174,129
			68,350	b
			(124,256)	c

Accumulated other comprehensive loss:
Foreign currency cumulative translation adjustment	-	(45,720)	-		(45,720)

Deficit accumulated during the development stage	(124,256)	(1,415,365)	124,256	c	(1,415,365)

Total Stockholders’ Deficit	(30,881)	(148,250)			(179,131)

Total Liabilities and Stockholders’ Deficit	$57,256	$158,881			$216,137

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Period Ending July 31, 2006
(Expressed in U.S. Dollars)
(Unaudited)

	9 Months
	Ended	7 Months
	July 31,	Ended
	2006	July 31,
.	GA	2006
	Computer	Vitavea	Pro-Forma
	Sciences Inc.	AG	Consolidated

REVENUES

Sales	$22	$598	$620
Cost of goods sold	(275)	(275)	(550)

Gross margin	(253)	323	70

EXPENSES

Amortization	500	-	500
Donated rent	2,250	-	2,250
Donated services	4,500	-	4,500
General and administrative	18,612	189,355	207,967
Other selling and marketing	-	1,170,877	1,170,877
Professional fees	54,911	-	54,911

Total expenses	80,773	1,360,232	1,441,005

LOSS BEFORE OTHER ITEMS, EXTRAORDINARY ITEM AND
INCOME TAXES	(81,026)	(1,359,909)	(1,440,935)

OTHER ITEMS
Interest and similar expenses	-	(7,625)	(7,625)
Interest and similar income	-	17,842	17,842
Other income	-	158	158

LOSS BEFORE EXTRAORDINARY ITEM AND INCOME TAXES	(81,026)	(1,349,534)	(1,430,560)

Extraordinary gain	-	763,519	763,519

LOSS BEFORE INCOME TAXES	(81,026)	(586,015)	(667,041)

Income taxes	-	-	-

NET LOSS	(81,026)	(586,015)	(667,041)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	-	(75,600)	(75,600)

COMPREHENSIVE LOSS	$(81,026)	$(661,615)	$(742,641)

BASIC AND DILUTED EARNINGS
NET LOSS PER SHARE			$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING			107,825,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Year Ending October 31, 2005
(Expressed in U.S. Dollars)
(Unaudited)

	Year
	Ended	Year
	October 31,	Ended
	2005	December 31,
.	GA	2005
	Computer	Vitavea	Pro-Forma
	Sciences Inc.	AG	Consolidated

REVENUES

Sales	$870	$1,425	$2,295
Cost of goods sold	(2,882)	(33,305)	(36,187)

Gross margin	(2,012)	(31,880)	(33,892)

EXPENSES

Amortization	647	-	647
Donated rent	4,875	-	4,875
Donated services	9,750	-	9,750
General and administrative	3,190	116,257	119,447
Impairment loss on equipment	306		306
Other selling and marketing	-	624,549	624,549
Professional fees	22,450	-	22,450

Total expenses	41,218	740,806	782,024

LOSS BEFORE OTHER ITEMS AND INCOME TAXES	(43,230)	(772,686)	(815,916)

OTHER ITEMS
Interest and similar expenses	-	(19,055)	(19,055)
Interest and similar income	-	14,146	14,146

LOSS BEFORE INCOME TAXES	(43,230)	(777,595)	(820,825)

Income taxes	-	(6)	(6)

NET LOSS	(43,230)	(777,601)	(820,831)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	-	35,030	35,030

COMPREHENSIVE LOSS	$(43,230)	$(742,571)	$(785,801)

BASIC AND DILUTED EARNINGS
NET LOSS PER SHARE			$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING			107,825,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2006
(Expressed in U.S. Dollars)
(Unaudited)

1.	BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet as of July 31, 2006, and the unaudited pro-forma consolidated statements of operations and comprehensive loss for the periods ended July 31, 2006 and December 31, 2005 (the “pro-forma consolidated financial statements”) of GA Computer Sciences Inc. (“GA”) are based on GA’s unaudited financial statements as of July 31, 2006 and its audited financial statements as of October 31, 2005 and on Vitavea AG’s (“Vitavea”) unaudited financial statements as of July 31, 2006 and its audited financial statements as of December 31, 2005.

The unaudited pro-forma consolidated financial statements of GA have been prepared by management in accordance with the accounting principles generally accepted in the United States of America. In the opinion of GA’s management, the unaudited pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Vitavea by GA as described below.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of GA and Vitavea referred to above.

The unaudited pro-forma consolidated balance sheet gives effect to the acquisition of Vitavea as if it had occurred on July 31, 2006. The unaudited pro-forma statements of operations gives effect to the acquisition of Vitavea as if it had occurred at the start of the fiscal periods beginning on November 1, 2004 for GA and January 1, 2005 for Vitavea. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

2.	NATURE OF OPERATIONS

Vitavea was incorporated on March 31, 2004 under the Laws of Germany and is engaged in the business of manufacturing, marketing and distributing nutritional supplements. Vitavea is considered to be a development stage company, as it has not generated significant revenues from operations.

3.	ACQUISITION OF VITAVEA

On August 4, 2006 (closed November 13, 2006), GA entered into a share purchase agreement with WKB Beteiligungsgesellschaft mbH (“WKB”), Crystalwood Holdings Ltd. (“Crystalwood”), Vitavea, Peter J. Hoyle and Lina Zhou for the purchase of a 100% ownership interest in Vitavea from WKB and Crystalwood. Under the terms of the share purchase agreement, GA agreed to pay a Euro 300,000 non-refundable deposit (the “Deposit”) to WKB on or before August 15, 2006 and to issue a total of 34,050,000 shares of its common stock to WKB and Crystalwood in exchange for a 100% ownership interest in Vitavea. WKB agreed to extend the payment date of the Deposit until September 30, 2006 (paid October 3, 2006). In addition, Peter J. Hoyle and Lina Zhou agreed to transfer a total of 40,650,000 shares of GA’s common stock in exchange for a total of $10,000. Completion of the acquisition resulted in Vitavea being the acquirer for accounting purposes as the former shareholders of Vitavea acquired the majority of GA’s issued and outstanding common stock. The financial statements of Vitavea, the accounting acquirer, will become those of the surviving entity.

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2006
(Expressed in U.S. Dollars)
(Unaudited)

3.	ACQUISITION OF VITAVEA (continued)

This transaction has been treated as a recapitalization of Vitavea. The recapitalization is reflected with the issuance of shares of Vitavea, represented by the outstanding common stock of GA, in exchange for the assets and liabilities of GA. This presentation assumes the issuance of 34,050,000 shares of the GA’s common stock in return for all the outstanding shares of Vitavea. In connection with the recapitalization, the par value of the common stock has been changed to that of the par value of GA’s common stock, that being $0.001 per share.

The carrying values of the net assets and liabilities of GA as presented in the July 31, 2006 historical financial statements approximate their fair values.

The net liabilities of GA acquired are as follows:

Cash	$55,920
Inventory	225
Intangible assets	1,111
Accounts payable	(11,588)
Accrued liabilities	(1,549)
Note payable	(75,000)

$(30,881)

4.	CAPITAL STOCK

Capital stock as at July 31, 2006 in the unaudited pro-forma consolidated financial statements is comprised of the following:

	Number	Common	Additional
	of Shares	Stock	paid-in-capital

Issued
Vitavea capital stock as at July 31, 2006	50,000	$68,350	$1,244,485
GA capital stock as at July 31, 2006	73,775,000	73,775	19,600
Vitavea capital stock	(50,000)	(68,350)	68,350
GA capital stock issued pursuant to share purchase
agreement	34,050,000	34,050	(158,306)

	107,825,000	$107,825	$1,174,129

GA COMPUTER SCIENCES INC.
(A Development Stage Company)
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2006
(Expressed in U.S. Dollars)
(Unaudited)

5.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma financial statements include the following pro forma adjustments:

(a)	To record the issuance of 34,050,000 shares of GA’s common stock to acquire 100% of the issued and outstanding shares of Vitavea.

(b)	To eliminate Vitavea’s shares.

(c)	To eliminate the Company’s deficiency in assets.

6.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of GA issued pursuant to the acquisition had been outstanding since the beginning of the period.